SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549


                                 Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


     Date of Report (Date of earliest event reported) July 29, 2002


                      United Financial Mortgage Corp.
          (Exact name of registrant as specified in its charter)

                                 Illinois
                ---------------------------------------------
                (State or other jurisdiction of incorporation)

        600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60523
                 (Address of principal executive offices)

   Registrant's telephone number, including area code: (630) 571-7222

                 ______________Not Applicable_____________
       (Former name or former address, if changed since last report.)

   Item 5.        Other Events

   On July 29, 2002 United Financial Mortgage Corp. (the "registrant") issued a press release regarding the Company's fiscal year ended April 30, 2002 financial results. A copy of the press release is attached hereto as Exhibit 99.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   United Financial Mortgage Corporation

                                            /S/ Steve Y. Khoshabe
   July 30, 2002                            Vice President and
                                            Chief Financial Officer